SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 22, 1995

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of September 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1995-KS3)


    Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)

     DELAWARE                         33-56893       51-0362653
(State or Other Jurisdiction       (Commission   (I.R.S. Employer
of Incorporation)             File Number)        Identification
                                                   No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-
7000







Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          23.7. Consent of Coopers & Lybrand L.L.P., independent auditors of the Certificate Insurer with respect to Mortgage Pass-Through Certificates, Series 1995-KS3, Class A1-I, Class A2-I, Class A3-I, Class A4-I, Class A5-I, Class A-II, Class B-1, Class B-2, Class B-3 Class R-I and Class R-II.


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET
                              SECURITIES CORPORATION


                              By:     /s/ Teresa R. Farley Esq.
                              Name: Teresa R. Farley Esq.
                              Title:     Vice President


Dated:  September 22, 1995



                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET
                              SECURITIES CORPORATION


                              By:
                              Name: Teresa R. Farley
                              Title:     Vice President


Dated: September 22, 1995


                          EXHIBIT 23.7



               CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in the Prospectus Supplement to the Prospectus dated June 22, 1995 to the Registration Statement (Registration No. 33-56893) of our report dated February 1, 1995, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries (formerly known as Municipal Bond Investors Assurance Corporation and Subsidiaries). We also consent to the reference to our firm under the caption "Experts".




                                       COOPERS & LYBRAND L.L.P.



September 20, 1995
New York, New York